UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2006

 Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2085B Quaker Pointe Drive Quakertown, Pennsylvania	18951
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 529-6084

1800 Byberry Road, Building 13 Huntingdon Valley, PA 19006

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 22, 2006, Cellegy Pharmaceuticals, Inc. issued a press release announcing that at a special meeting of its stockholders held on November 22, 2006, the company’s stockholders approved the proposed sale to Strakan International Limited, a wholly owned subsidiary of ProStrakan Group plc, of Cellegy’s rights to Cellegesic™ (nitroglycerin ointment), which is branded Rectogesic outside of the United States, Fortigel™ (testosterone gel), Tostrex™ (testosterone gel), Tostran™ (testosterone gel), and Tostrelle® (testosterone gel), and related intellectual property assets. The press release stated that the closing of the asset sale transaction is expected to occur in the near future following completion of the other closing conditions.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated November 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: November 22, 2006	By:	/s/ Robert J. Caso
Robert J. Caso Vice President, Finance (Duly Authorized Officer)